Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eli Harari, Chief Executive Officer of SanDisk Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SanDisk Corporation on Form 10-Q for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SanDisk Corporation.

By:	/s/ ELI HARARI

Eli Harari
Chief Executive Officer
August 13, 2002

CERTIFICATION OF VICE PRESIDENT, FINANCE (PRINCIPAL FINANCIAL OFFICER)
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Gray, Vice President, Finance (Principal Financial Officer) of SanDisk Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SanDisk Corporation on Form 10-Q for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SanDisk Corporation.

By:	/s/ MICHAEL GRAY

Michael Gray
Vice President, Finance (Principal Financial Officer)
August 13, 2002